Exhibit 10.1

SIXTH AMENDMENT TO

AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of November 16, 2018, to be effective as of the Amendment Effective Date (defined below) and is entered into by and between HALCÓN RESOURCES CORPORATION, as “Borrower”, each of the undersigned Guarantors (together with the Borrower, the “Obligors”), each of the undersigned Lenders party to the Credit Agreement, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

Reference is made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of September 7, 2017, among the Borrower, a corporation duly formed and existing under the laws of the State of Delaware, each of the Lenders and other parties from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, as amended by the First Amendment dated as of November 1, 2017, the Second Amendment dated as of February 2, 2018, the Third Amendment dated as of May 2, 2018, the Fourth Amendment dated as of July 12, 2018 and the Fifth Amendment dated as of November 7, 2018 (such agreement, as the same may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise stated in this Amendment, any reference to a “Section” shall be deemed a reference to the applicable Section of the Credit Agreement and capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to enter into this Amendment, and modify certain provisions of the Credit Agreement, all as set forth herein.

NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

Section 1.01                 Amendment to Section 1.02.  The following defined terms are hereby amended or added in the appropriate alphabetical order as follows:

“Additional Lender” has the meaning assigned to such term in Section 2.06(c)(i).

“Additional Lender Certificate” has the meaning assigned to such term in Section 2.06(c)(ii)(E).

“Lenders” means the Persons listed on Annex I and any Person that shall have become a party hereto pursuant to an Assignment and Assumption and any Person that shall have become a party hereto as an Additional Lender pursuant to Section 2.06(c) other than, in each case, any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Maximum Credit Amount” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(a), (b) modified from time to time pursuant to Section 2.06(c) or (c) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

“Maximum Credit Amount Increase Certificate” has the meaning assigned to such term in Section 2.06(c)(ii)(D).

Section 1.02     Amendment to Section 2.02(d).  Section 2.02(d) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(d)                           Notes.  Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.  The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.  The entries made in the accounts maintained pursuant to this Section 2.02(d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.  Any Lender may request that Loans made by it be evidenced by a Note.  In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender and substantially in the form of Exhibit A dated, in the case of (i) any Lender party hereto as of the date of this Agreement, as of the date of this Agreement, (ii) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, or (iii) any Additional Lender that becomes a Lender party hereto in connection with an increase in the Aggregate Maximum Credit Amounts pursuant to Section 2.06(c), payable to such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed.  Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section

12.04) be represented by one or more Notes in such form payable to the payee named therein (or, if such Note is a registered note, to such payee and its registered assigns).  In the event that any Lender’s Maximum Credit Amount increases or decreases for any reason (whether pursuant to Section 2.06, Section 12.04(b) or otherwise), the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed.  The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender.  Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

Section 1.03     Amendment to Section 2.06.  Section 2.06 is hereby amended by deleting its title and replacing it with “Termination, Reduction and Optional Increase in Aggregate Maximum Credit Amounts” and adding the following new Section 2.06(c):

“(c)                            Optional Increase in Aggregate Maximum Credit Amounts.

(i)                                     Subject to the conditions set forth in Section 2.06(c)(ii), the Borrower may increase the Aggregate Maximum Credit Amounts then in effect by increasing the Maximum Credit Amount of a Lender or, with the written consent of the Administrative Agent and each Issuing Bank (such consent not to be unreasonably withheld or delayed), by causing a Person that at such time is not a Lender to become a Lender (an “Additional Lender”).  Notwithstanding anything to the contrary contained in this Agreement, in no case shall an Additional Lender be the Borrower or an Affiliate of the Borrower.

(ii)                                  Any increase in the Aggregate Maximum Credit Amounts shall be subject to the following additional conditions:

(A)                               such increase shall not be less than $25,000,000 and all such increases pursuant to this Section 2.06 shall not exceed $1,000,000,000 in the aggregate;

(B)                               no Default shall have occurred and be continuing on the effective date of such increase;

(C)                               no Lender’s Maximum Credit Amount may be increased without the consent of such Lender;

(D)                               if the Borrower elects to increase the Aggregate Maximum Credit Amounts by increasing the Maximum Credit Amount of an existing

Lender, the Borrower and such Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit L (a “Maximum Credit Amount Increase Certificate”);

(E)                                if the Borrower elects to increase the Aggregate Maximum Credit Amounts by causing an Additional Lender to become a party to this Agreement, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit M (an “Additional Lender Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500, and the Borrower shall (1) if requested by the Additional Lender, deliver a Note payable to such Additional Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed and (2) pay any applicable fees as may have been agreed to between the Borrower, the Additional Lender and/or the Administrative Agent; and

(F)                                 the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent body) of each Loan Party authorizing such increase in the Aggregate Maximum Credit Amounts) in connection with such increase in the Aggregate Maximum Credit Amounts to the extent reasonably requested by the Administrative Agent.

(iii)                               Subject to acceptance and recording thereof pursuant to Section 2.06(c)(iv), from and after the effective date specified in the Maximum Credit Amount Increase Certificate or the Additional Lender Certificate (or if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid compensation required by Section 5.02):

(A) the amount of the Aggregate Maximum Credit Amounts shall be increased as set forth therein, and

(B) in the case of an Additional Lender Certificate, any Additional Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender under this Agreement and the other Loan Documents.

In addition, the Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests) after giving effect to the increase in the Aggregate Maximum Credit Amounts.

(iv)                              Upon its receipt of a duly completed Maximum Credit Amount Increase Certificate or an Additional Lender Certificate, executed by the Borrower and the Lender or by the Borrower and the Additional Lender party thereto, as applicable, the written consent of the Administrative Agent and each Issuing Bank referred to in Section 2.06(c)(i), the processing and recording fee referred to in Section 2.06(c)(ii), and the Administrative Questionnaire referred to in Section 2.06(c)(ii), if applicable, the Administrative Agent shall accept such Maximum Credit Amount Increase Certificate or Additional Lender Certificate and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv).  No increase in the Aggregate Maximum Credit Amounts shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(c)(iv).

(v)                                 Upon any increase in the Aggregate Maximum Credit Amounts pursuant to this Section 2.06(c), Annex I to this Agreement shall be automatically amended to reflect any changes in the Lenders’ Maximum Credit Amounts and any resulting changes in the Lenders’ Applicable Percentages.”

Section 1.04     Amendment to Section 5.02.  Section 5.02 is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 5.02                       Break Funding Payment.  In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, (d) an increase in the Aggregate Maximum Credit Amounts pursuant to Section 2.06(c) on a day other than the last day of the Interest Period in respect of outstanding Eurodollar Borrowings, or (e) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 5.04(b), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.  In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.

Section 1.05     Amendment to Exhibits.  The Exhibits are hereby amended by adding Exhibits L and M attached hereto.

ARTICLE II

BORROWING BASE

From and after the date the Administrative Agent receives the Water Business Asset Sale Notice, the Borrowing Base shall be $350.0 million until the next Redetermination Date.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time in accordance with the Credit Agreement.

ARTICLE III

ASSIGNMENTS AND REALLOCATIONS

From and after the date the Administrative Agent receives the Water Business Asset Sale Notice, the Lenders have agreed among themselves, in consultation with the Borrower, to reduce the Aggregate Maximum Credit Amounts to $275,000,000 and to reallocate their respective Commitments, Maximum Credit Amounts and Revolving Credit Exposures.  The Administrative Agent and the Borrower hereby consent to such reallocation.  On the Amendment Effective Date and after giving effect to such reallocations, the Applicable Percentage and Maximum Credit Amount of each Lender shall be as set forth on Annex I of this Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement.  Each Lender hereby consents and agrees to the Applicable Percentages and Maximum Credit Amounts set forth in Annex I.  Such reallocation shall be deemed to have been made pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit F to the Credit Agreement as if all of the Lenders had executed an Assignment and Assumption Agreement with respect to such allocation (with the Effective Date (as defined therein) being the Amendment Effective Date).  In connection with the assignments in this Amendment and for purposes of such assignments only, the Lenders, the Administrative Agent and the Borrower waive (a) any breakage costs under Section 5.02 and (b) the processing and recordation fee under Section 12.04(b)(ii)(C).

ARTICLE IV
CONDITIONS PRECEDENT

This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions are satisfied (or waived in accordance with Section 12.02):

Section 4.01     Amendment.  The Administrative Agent shall have received a counterpart of this Amendment signed by the Borrower and all of the Lenders.

Section 4.02     Fees.  The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including,

to the extent invoiced, reimbursement or payment in full of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

Section 4.03     Notes.  The Administrative Agent shall have received executed Notes reflecting the amounts set forth on Annex I hereto for each Lender that request one.

Section 4.04     No Default; No Material Adverse Effect.  At the time of and immediately after giving effect to this Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Article IV or the waiver of such conditions as permitted in Section 12.02.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

ARTICLE V
MISCELLANEOUS

Section 5.01     Confirmation.  The provisions of the Credit Agreement shall remain in full force and effect following the effectiveness of this Amendment.

Section 5.02     Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 5.03     Loan Document.  This Amendment is a Loan Document.

Section 5.04     Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

Section 5.05     NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION

HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 5.06     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.07     Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.08     Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.09     No Waiver.  Neither the execution by the Administrative Agent or the Majority Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Majority Lenders or their respective officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Majority Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents (collectively, “Violations”).  Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Violations, (ii) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, except as expressly set forth herein, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this Amendment shall be construed to be a waiver by the Administrative Agent or the Lenders of any Violations.

[Counterpart signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement

Halcón Resources Corporation

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN OPERATING CO., INC.
HALCÓN FIELD SERVICES, LLC
HALCÓN PERMIAN, LLC

	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement

Halcón Resources Corporation

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Executive Director

Signature Page to Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement

Halcón Resources Corporation

BMO HARRIS BANK N.A.
as a Lender

By:	/s/ Melissa Guzmann
	Name:	Melissa Guzmann
	Title:	Director

Signature Page to Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement

Halcón Resources Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Todd C. Fogle
	Name:	Todd C. Fogle
	Title:	Director

Signature Page to Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement

Halcón Resources Corporation

NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Timothy Polvado
	Name:	Timothy Polvado
	Title:	Managing Director

By:	/s/ Arnaud Roberdet
	Name:	Arnaud Roberdet
	Title:	Vice President

Signature Page to Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement

Halcón Resources Corporation

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement

Halcón Resources Corporation

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender

By:	/s/ Ryan Durkin
	Name:	Ryan Durkin
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement

Halcón Resources Corporation

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	21.818%	$60,000,000.00
BMO Harris Bank N.A.	21.818%	$60,000,000.00
Wells Fargo Bank, National Association	12.727%	$35,000,000.00
Natixis, New York Branch	14.545%	$40,000,000.00
Royal Bank of Canada	14.545%	$40,000,000.00
Goldman Sachs Lending Partners LLC	14.545%	$40,000,000.00
TOTAL	100.0000%	$275,000,000.00

EXHIBIT L

FORM OF MAXIMUM CREDIT

AMOUNT INCREASE CERTIFICATE

[          ], 20[    ]

To:	JPMorgan Chase Bank, N.A.,
as Administrative Agent

The Borrower, the Administrative Agent and certain Lenders and other agents have heretofore entered into that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of September 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

This Maximum Credit Amount Increase Certificate is being delivered pursuant to Section 2.06(c) of the Credit Agreement.

Please be advised that the undersigned has agreed (a) to increase its Maximum Credit Amount under the Credit Agreement effective [          ], 20[  ] from $[          ] to $[          ] and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents.

Very truly yours,

HALCÓN RESOURCES CORPORATION

By:
Name:
Title:

Accepted and Agreed:

JPMorgan Chase Bank, N.A., as Administrative Agent

By:
Name:
Title:

Accepted and Agreed:

[Name of Increasing Lender]

By:
Name:
Title:

EXHIBIT M

FORM OF ADDITIONAL LENDER CERTIFICATE

[               ], 20[    ]

To:	JPMorgan Chase Bank, N.A.,
as Administrative Agent

The Borrower, the Administrative Agent and certain Lenders and other agents have heretofore entered into that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of September 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

This Additional Lender Certificate is being delivered pursuant to Section 2.06(c) of the Credit Agreement.

Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective [          ], 20[   ] with a Maximum Revolving Credit Amount of $[          ] and (b) that it shall be a party in all respects to the Credit Agreement and the other Loan Documents.

This Additional Lender Certificate is being delivered to the Administrative Agent together with (i) if the Additional Lender is a Foreign Lender, any documentation required to be delivered by such Additional Lender pursuant to Section 5.03(e) of the Credit Agreement, duly completed and executed by the Additional Lender, and (ii) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Additional Lender.

Very truly yours,

HALCÓN RESOURCES CORPORATION

By:
Name:
Title:

Accepted and Agreed:

JPMorgan Chase Bank, N.A., as Administrative Agent

By:
Name:
Title:

Accepted and Agreed:

[Name of Additional Lender]

By:
Name:
Title: